*** CONFIDENTIAL PORTION has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by three Asterisks.

                      FIFTH AMENDMENT TO AND RESTATEMENT OF
                       CONTRACT FOR ALASKA ACCESS SERVICES

This Fifth Amendment and Restatement of the CONTRACT FOR ALASKA ACCESS SERVICES ("Fifth Amendment and Restatement" or "Agreement") is made as of the 22nd day of January, 2005 (the "Effective Date"), between SPRINT COMMUNICATIONS COMPANY L. P., a Delaware Limited Partnership (hereinafter referred to as "Sprint") and GENERAL COMMUNICATION, INC. and its indirectly, wholly-owned subsidiary GCI COMMUNICATION CORP., both Alaska corporations (together "GCI"). GCI and Sprint collectively are the "Parties," and each individually are a "Party," to this Agreement.

                                   BACKGROUND

     1. GCI and Sprint entered into a CONTRACT FOR ALASKA ACCESS SERVICES, effective as of March 12, 2002 (the "Contract"). The Contract has been amended four times, respectively, as of July 24, 2002, December 31, 2003, February 19, 2004 and June 30, 2004 (hereinafter collectively referred to as the "Amended Contract"). GCI currently carries Sprint *** pursuant to the Amended Contract. GCI currently carries Sprint *** State of Alaska pursuant to the Amended Contract.

     2. GCI and Sprint desire to amend the Amended Contract by this Fifth Amendment and Restatement to address changes in requirements for traffic services and in doing so, agree to restate the Amended Contract for clarity as to the Parties' agreement as to their current and prospective obligations under this Fifth Amendment and Restatement.

     3. On December 8, 2004, the Consolidated Appropriations Act for Fiscal Year 2005 (REF: H.R. 4818-537, "Legislation", attached as Exhibit 1) was signed into law. The Legislation stipulates:

          a. The governing rules and rates by which ***, such as GCI and Sprint, will sell and purchase Alaska Interstate *** services. Specifically, it sets Alaska wholesale market rates by element pursuant to Alascom F.C.C. Tariff No. 11, as summarized in Exhibit 2 ("Tariff 11 Rates and Definitions").

          b. The rates provided in Tariff 11, which were in effect as of November 15, 2004 will be reduced three percent (3%) annually beginning January 1, 2006. The three percent (3%) reduction will apply to each rate element in Tariff 11. Notwithstanding the annual rate reduction, these rates will apply beginning forty- five (45) days post-enactment (January 22, 2005) through December 31, 2009.

                           *** CONFIDENTIAL TREATMENT

     4. As per Section 6 (A) 2 of the Contract, the Legislation materially affects the charges for Services provided and, subsequently, GCI and Sprint ***.

     5. Except as modified herein, for services provided ***, the Amended Contract and each Party's rights under the Amended Contract shall remain in full force and effect. Neither Party waives any rights it may have under the Amended Contract for services provided ***. Any further amendments must be in writing and signed by both Parties. This Fifth Amendment and Restatement is deemed ***. The Parties agree that the terms and conditions of this Fifth Amendment and Restatement shall control for all services provided ***.

                                    AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GCI and Sprint agree as follows:

1.   DEFINITIONS

          (A) Bush and Non-Bush Locations: Bush locations are all Alaska end-office locations, excluding those locations which are set forth as Non-Bush locations, as listed in Exhibit 2 or as listed in Alascom FCC tariff No. 11.

          (B) Consolidated Appropriations Act for FY 2005: A provision in this Legislation, which was signed into law on December 8, 2004, requires all carriers providing switched wholesale service elements in the Alaska Interstate market to provide such service at the existing FCC Tariff 11 rate for AT&T Alascom. See Exhibit 1.

          (C) CONUS: This refers to traffic *** the State of Alaska. For the purposes of this Agreement, CONUS is defined as *** Alaska *** Sprint
          ***.

          (D) Tariff 11 Services: Alascom FCC Tariff No. 11 (Common Carrier Services) governing *** services. See Section 1(H) below.

          (E) ***: All ***, other than 800 and 900 traffic, which *** GCI *** facilities *** and *** Sprint *** for *** Alaska.

          (F)  ***: All *** 800 and 900 *** which *** Alaska and *** Alaska.

          (G)  ***: All *** which *** Alaska and *** Alaska.

          (H)  Sprint ***. All ***, and *** subject to Tariff 11 Services.

          (I) Sprint Alaska *** and *** Service: All Sprint *** and *** requirements where *** State of Alaska.

                           *** CONFIDENTIAL TREATMENT

          (J)  Sprint Traffic: ***, and Sprint Alaska *** and *** Service.

          (K)  POP: Point of Presence.

2.   TRAFFIC SERVICES, CHARGES AND STANDARDS

          (A) Traffic Services: Except as set forth in Section 2(A)(6), Sprint will utilize the *** services of GCI for all Sprint Traffic, and GCI will *** Sprint Traffic as set forth herein. The parties acknowledge *** by Sprint for *** hereunder, except for, as set forth in Section 4
          (c).

          1.   . GCI and *** Sprint ***.

          2.   ***. GCI *** and *** Sprint in ***.

          3. ***. Sprint *** to the GCI POP ***. GCI shall route all *** received at the POP *** Alaska.

          4. Sprint Alaska *** and *** Service. GCI shall *** Sprint at the GCI ***. GCI shall provide the *** to the Alaska *** the customer location.

          5. Sprint Alaska Directory Assistance. Sprint *** Alaska Directory Assistance traffic to GCI ***. GCI shall *** Alaska Directory Assistance traffic to the *** directory assistance ***.

          6. Exceptions. Notwithstanding the foregoing, where a Sprint customer utilizing the *** services of GCI requires ***, Sprint will notify GCI of the requirement. GCI will provide Sprint with the route of existing service. In its sole discretion, Sprint ***. In addition, where Sprint's customer *** an Alaska provider ***, Sprint ***. If either of these situations presents itself, Sprint will provide GCI with ***. Unless GCI objects to Sprint within *** of receiving such notice, Sprint. If there is a disagreement as to the applicability of this provision, the Parties agree to negotiate in good faith to resolve any such disagreement.

          (B)  Charges.

          1. Tariff 11 Services. GCI shall charge and Sprint shall pay for services provided by GCI under this section at the rates set forth in Exhibit 2 hereto. There shall be a three percent (3%) decrease per rate element for switched Tariff 11 rate elements described in Exhibit 2 on an annual basis beginning January 1, 2006. Effective ***, GCI *** Sprint for Sprint Alaska *** on *** in accordance with Exhibit 2. *** Sprint's ***, GCI will use the *** Sprint Alaska ***:

               a. ***. GCI agrees to facilitate Sprint's *** element set forth in Exhibit 2 through the use of "***." GCI will calculate the *** on Sprint's *** (see

                           *** CONFIDENTIAL TREATMENT

               Section 4(c) below) between ***" generated by GCI. Such *** is subject to review by Sprint and if there is a disagreement as to its accuracy, the Parties agree to use best efforts to resolve any discrepancy in a timely fashion. *** Sprint *** from CONUS to Anchorage on a *** for Sprint Alaska *** will be ***. If *** on the ***, after ***, GCI shall utilize on a ***. The *** on a *** incremental basis and at the ***, for any additional capacity needed for Sprint ***, or ***.

               b. ***. GCI shall provide services *** Sprint *** for its traffic *** through the use of ***. GCI *** calculate *** Sprint's *** requirements, *** requirement for Sprint's *** per *** the *** does exceed Sprint's *** after allocation of *** for Sprint's *** requirements, ***, on a *** basis and at the ***, for any additional *** needed for Sprint ***, or ***.

               c. ***. As set forth in Exhibit 2, GCI will charge Sprint all appropriate Tariff 11 rate elements for Sprint *** to/from locations ***. Sprint, at its sole option, may *** basis to ***.

               d.   Reconfiguration. Sprint may at any time *** Tariff 11 Rates
               ***.

          2. Interstate LEC Access and Entrance Facility Charges. GCI shall pay the Alaska *** charges and all Alascom *** charges for Sprint ***. GCI shall charge Sprint *** to recover the costs for terminating or originating Sprint *** to Alaska LECs using GCI's direct end office trunking according to the rates provided under the LEC tariff (see "LEC Interstate Access Rates", as summarized in Exhibit 3). LEC access rates ***. These rates are subject to change according to LEC tariffs, specifically, the local tariffs of ACS of Alaska, GCI, and NECA. GCI will provide Sprint the *** with all *** and *** invoices. GCI shall provide Sprint written notice of changes to any Interstate LEC Access rates. GCI shall provide Sprint an update of Exhibit 3 *** throughout the term of the Agreement.

          3.   *** Charges.

               (a) Any *** charges associated with the ***, due to FCC Docket #86-10, shall be passed on to Sprint.

               (b) Sprint assumes the responsibility for reporting and compensating *** for compensable ***, carried by GCI, as a subset of ***.

               GCI and Sprint shall cooperate with each other, and agree to make records available (subject to reasonable confidentiality restrictions, where appropriate) to verify proper and timely reporting, payment, and billing for *** originated dial-around calls and to help manage questions or disputes raised by *** owners or their agents.

                           *** CONFIDENTIAL TREATMENT

               The Parties acknowledge that FCC requirements and industry practices for per-call compensation for *** calls may change during the term of this Agreement. Either Party may re-open this provision of this Agreement, upon *** written notice, to re-negotiate in light of changes in applicable FCC rules or common industry practices thereunder.

          4.   Sprint Alaska *** and *** Service.

               (a) GCI will charge Sprint its *** for both (1) the *** sold in units equal ***, and (2) *** Services, from all points in Alaska.

               (b) During the term of the Agreement, GCI will provide Sprint a *** of the *** charges for circuits sold in increments of ***. In addition, GCI will provide Sprint a *** on all Sprint *** Port and *** charges. Collectively, these two (2) *** shall be referred to as the "Alaska *** Contract ***". The Alaska *** Contract *** will be applied to the next monthly invoice.

               (c) Sprint agrees to lease from GCI ***, with an effective ***. This *** will be used to implement the ***. GCI will perform this transition ***, with no dual facility charges to Sprint for the transition. Sprint agrees to the terms and conditions of the provision, under this Section 2(B)(4)(c), for this *** for the agreed-upon term ending on ***, as if the Agreement were still in effect with respect to such circuit, notwithstanding either (1) the expiration of the initial term of the Agreement on ***, or
               (2) any termination or change in any or all of the other services provided under this Contract. Provided, however, both Parties agree that with respect to all other services provided under this Agreement, Sprint's obligations with respect to such services shall expire ***, unless automatically extended under Section 3. In addition, Sprint retains the rights with respect to all other services as set forth in Section 2 (G), which rights do not apply to this provision. GCI shall issue Sprint a *** of the total *** for this facility. *** for the ***, is ***. Sprint Traffic requirements for data *** will be billed at the *** or ***.

               (d) Sprint shall lease from GCI ***. The *** for this capacity is ***. This *** will be used to implement the ***. GCI will perform this transition ***, with no *** to Sprint ***. GCI agrees to issue a *** for this facility. Total *** for this ***. Sprint Traffic requirements for *** of the *** will be billed at the ***. At its sole option, upon *** to GCI, Sprint *** its lease from *** to a *** GCI *** the *** rate of ***.

               (e) Sprint shall lease from GCI ***. The *** for this *** is ***. This *** will be ***, with *** to Sprint ***. GCI agrees to issue a *** equal to *** for this facility. Total *** for this ***. Sprint Traffic requirements for *** of the *** will be billed at the ***. At its sole option, *** to GCI, Sprint *** its

                           *** CONFIDENTIAL TREATMENT

               lease from *** to a ***, at best GCI *** the *** Contract Discount rate of ***.

               (f) GCI will lease to Sprint a ***. The *** for this *** is ***. This *** will be used to implement the ***. GCI will perform this ***, with *** to Sprint ***. GCI agrees to issue a *** for this facility. Total *** for this ***, is ***. Sprint Traffic requirements for *** of the *** billed at the ***. At its sole option, upon *** to GCI, Sprint *** its lease from *** to a ***, at best GCI *** the *** rate of ***.

               (g) Sprint shall lease from GCI ***. The *** for this ***. This ***. GCI will perform ***, with *** charges to Sprint ***. Sprint Traffic requirements *** of the *** will *** billed. At its sole option, upon *** to GCI, Sprint *** its lease from *** to a ***, at best GCI *** the *** rate of ***.

               (h)  All *** associated with the Sections 2 (B) (4) (c), (d),
               (e), (f) and (g) initial network reconfigurations contained herein *** by GCI.

               (i) *** charges shall be applied in addition to the charges specified in Sections 2 (B) (4) (c), (d), (e), (f), and (g) above. These charges shall be invoiced by GCI to Sprint *** as follows:

                    1. *** shall mean an arrangement that ***. The *** for this service is ***.
                    2. *** shall mean an arrangement that ***. The *** for this service is ***.

               The calculation for *** charges shall be performed *** for all Sprint *** leased *** circuits which carry *** circuit. The total amount billed for *** shall be derived by *** as itemized in the *** and on a *** basis.

              (j) Interstate LEC Access and Local Loop Charges. GCI shall pay the Alaska *** charges. GCI shall charge Sprint *** to recover the costs for these loops according to the rates provided under the LEC tariff. These rates are subject to change according to LEC tariffs, specifically, the local tariffs of ACS of Alaska, GCI, and NECA. GCI shall provide Sprint written notice of changes to any Interstate LEC Access rates.

          5. Sprint *** Assistance. GCI shall charge *** for each Sprint *** Assistance call.

          (C) Billing. GCI will bill Sprint for the services outlined in this Agreement ***, in a format acceptable to Sprint and containing sufficient detail for Sprint to properly validate the bill. Sprint will pay all non-disputed amounts *** days of the receipt of the invoice(s).

          (D)  Timing of Calls.

               The time of the message billing for all Sprint Traffic shall begin with *** and end ***. For the purposes of GCI billing, messages ***. Additionally, messages will be invoiced with an initial billing ***.

                           *** CONFIDENTIAL TREATMENT

          (E) *** Customer. The *** pricing, for all combined services, that GCI charges Sprint will be *** during the term of this Agreement. GCI shall provide Sprint with *** customer pricing *** for ***, and *** services. GCI will provide pricing for *** and *** services at rates *** the Agreement.

          (F) Network Performance Standards. Each Party will ensure that the industry standards pertaining to the transmission and delivery of traffic are maintained at all times.

               a. GCI will provision all Sprint Traffic transiting GCI's fiber optic network between Anchorage, Alaska and the contiguous United States on *** fiber optic facilities with a combined annual availability ***.

               b. GCI will provision all Sprint Traffic transiting GCI's network between Anchorage, AK and Juneau, AK on *** with the ability to ***.

               c. GCI will provision all Sprint Traffic transiting GCI's network between Anchorage, AK and Fairbanks, AK on *** with the ability to ***.

               d. GCI will not use *** GCI's terrestrial networks. GCI *** will include, ***, network ***.

          (G) Meetings and Price Adjustments. Both Parties agree to meet and review the Alaska *** on or about *** the remaining term of the Agreement. If, at the time of the *** review, *** GCI *** provided Sprint with a comprehensive offer for all Sprint traffic (including *** along with all *** and ***) and which lowers Sprint's total price for all Alaska services, the pricing shall be disclosed to GCI broken out into the following product groups:
               ***, and *** services. If GCI does not offer pricing ***, Sprint may terminate its commitment in Section 2 to use GCI for all Sprint Traffic by giving ***. Notwithstanding the foregoing, the lease set forth in Section 2(B)(4)(c) hereof shall remain in full force and effect until ***. Sprint agrees to perform sufficient due diligence on competitive offers as it deems necessary to accurately assess the level of network protection provided to Sprint for each network route segment. The Parties agree, however, that a competitive offer does not have to have the same level of network protection in order to be comprehensive. ***, GCI and Sprint will review Sprint's *** to evaluate the use of ***. GCI will provide recommendations to Sprint as well as supporting documentation.

          (H) *** Consolidation. GCI and Sprint will immediately begin a *** Consolidation" project to further *** and ***) and *** on a *** orders from ***; nor changes in Circuit Facility Assignments. GCI and Sprint ***.

                           *** CONFIDENTIAL TREATMENT

               Effective as of the first of the month following the date of execution of this Agreement, and ***, GCI will provide Sprint *** by the *** until the billing conversion is completed and the *** for *** and ***) and *** services. GCI will provide Sprint with a ***, which will itemize capacity used and *** of Sprint's *** Leased ***.

3.   TERM

          Term. All services provided in this Agreement shall be for a term ending ***, except as otherwise stated herein. The term shall be automatically extended for two (2) one (1) year periods through and including March 31, 2009, unless either Party elects *** by providing written notice ***.

4.   DEFAULT AND REMEDY

          (A) Events of Default. A Party shall be in default upon the occurrence of any of the following:

                    1. The Party shall have failed to make any payment when due, coupled with its failure to remedy nonpayment within *** from the other Party.

                    2. The Party shall have failed to perform its obligations under Section 2 coupled with failure to remedy nonperformance *** from the other Party.

                    3. The Party shall not have paid, or shall have admitted in writing its inability to pay, its debts as it matures or shall have applied for, consented to or acquiesced in the appointment of a trustee or receiver for any part of its property, or shall have authorized any such action; or in the absence of any such application, consent or acquiescence a trustee or receiver shall have been appointed for a Party or for the substantial part of its property and shall not have been discharged ***; or any bankruptcy or insolvency law or any dissolution or liquidation proceeding shall have been instituted by the part or, if instituted against the Party, shall not have been dismissed ***.

          (B) Consequence of Default and Remedies. In the event of default, the non-defaulting Party shall have the right, immediately upon written notice to the defaulting Party, to terminate this Agreement without further liability, including monetary early termination charges, except for obligations incurred prior to the termination date. In addition, the non- defaulting Party shall have the option and may exercise the dispute resolution outlined in Section 4 (C), below.

          (C) Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. One arbitrator shall be named by GCI and one arbitrator shall be named by Sprint. A third arbitrator shall be named by the two arbitrators so chosen, or if they cannot agree, the third arbitrator shall be an expert in the field of telecommunications named by the American Arbitration Association. Both Parties shall be required to name arbitrators within twenty (20) days after the one Party has given notice of intent to arbitrate. Awards shall be made by the majority decision of the arbitrators provided, however, that if a majority decision cannot be reached, the independent arbitrator chosen by the Party-designated arbitrators or the American Arbitration Association shall decide the case.

5.   MISCELLANEOUS

          (A)  Force Majeure, Change in Law or Regulation

          1. Neither Party shall be liable for failure to perform hereunder due to any contingency beyond its reasonable control, including acts of God, fires, floods, earthquakes, volcanic eruptions, wars, sabotage, accidents, labor disputes or shortages, government laws, ordinances, rules and regulations whether valid or invalid, inability to obtain material, equipment or transportation, defective equipment and any other similar or different contingency. The Party whose performance is prevented by any such contingency shall have the right to omit during the period of such contingency all or any portion of the service deliverable during such period.

          2. If substantial change in law or regulation occurs materially affecting the services, charges or other requirements and conditions of this Agreement to the degree that one or both of the Parties are materially and adversely affected, the Parties shall negotiate amendments to the Agreement to restore the Parties to substantially the same position as if the law or regulatory change had not occurred. In the event that this Agreement cannot be changed to restore the Parties substantially to the status quo ante, either Party may terminate this Agreement.

          (B) Modifications, Consents, and Waivers. No failure or delay on the part of either Party in exercising any power or right hereunder or under another document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or future exercise thereof or the exercise of any other right or power. No amendment, modification or waiver of any provision of this Agreement or the other documents, no consent to any departure by the Party therefrom shall be effective only in the specific instance and for the purpose for which given. Except as otherwise provided in any document, no notice to or demand on a

                           *** CONFIDENTIAL TREATMENT

               Party in any case shall entitle that Party to any other or future notice or demand in similar or other circumstances.

          (C) Notices. Unless otherwise provided herein, all notices concerning this Agreement shall be deemed given on the day telecopied with hard copy mailed follows:

               If to Sprint:
               Sprint Communications Company
               Attn: Director, Access Management
               6360 Sprint Parkway
               Overland Park, KS 66251

               With a copy to Attn:  Manager, Tactical Access Planning
               Facsimile:  (913) 762-0528

               If to GCI:
               General Communication, Inc.
               2550 Denali Street, Suite 1000
               Anchorage, AK  99503
               Attn: Corporate Counsel

               With a copy to Attn: Vice President and General Manager, Long Distance and Wholesale Services
               Facsimile:  (907) 868-6292

               A Party may change the address, person, and facsimile number by written notice to the other Party.

          (D) Confidentiality. Neither Party shall disclose to any third party during the service term and any renewal period, or during the *** under this Agreement, any of the terms and conditions set forth in this Agreement without the prior written consent of the other Party, unless such disclosure is required to be disclosed by law or is necessary in any legal proceeding establishing the rights and obligations under this Agreement.

          (E) Rule of Construction. All Parties to this Agreement have been represented by separate counsel, or have been afforded the opportunity thereof, and all terms and conditions herein have been negotiated at arms' length. Given the above and the consideration provided within this document, the rule of strict construction, which constitutes the document against the drafter, is waived in its entirety by all Parties and shall not apply.

          (F) Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns, except that the Parties may not assign or transfer any part of this Agreement hereunder without the other Party's prior written consent except to a parent subsidiary or affiliate under control of the Party.

          (G) Entire Agreement. This Agreement and the other documents described herein set forth the entire Agreement between the Parties, supersedes all prior communications and understandings of any nature, and may not be supplemented or altered orally. In the event of a conflict between the provisions of this Agreement and any of the other documents, the provisions of this Agreement shall control.

          (H) Governing Law. This Agreement and other documents shall be deemed to be contracts under the laws of the State of Kansas and for all purposes shall be construed in accordance with and governed by the laws of said State.

          (I) Headings. Articles and section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

          (J) Execution in Counterparts. This Agreement may be executed by the Parties hereto individually or in separate counterparts, each of which shall be an original and all of which taken together constitutes one and the same document.

               IN WITNESS WHEREOF, the Parties hereto each acting with proper authority have executed this Fifth Amendment as of the Effective Date.


                                            SPRINT COMMUNICATIONS COMPANY L.P.

                                            By: /s/

                                            Printed Name: Gary B. Lindsey

                                            Title: Director, Access Management


                                            GCI COMMUNICATION CORP.

                                            By: /s/

                                            Printed Name: Richard Westlund

                                            Title: Vice President & General
                                            Manager, Long Distance & Wholesale
                                            Services

                                                                       Exhibit 1

                       Alaska Market Structure Legislation
          An excerpt from the Consolidated Appropriations Act for FY05

H. R. 4818--537

SEC. 112. (a) Notwithstanding any other provision of law or any contract: (1) the rates in effect on November 15, 2004, under the tariff (the "tariff") required by FCC 94-116 (reduced three percent annually starting January 1, 2006) shall apply beginning 45 days after the date of enactment of this Act through December 31, 2009, to the sale and purchase of interstate switched wholesale service elements offered by any provider originating or terminating anywhere in the area (the "market") described in section 4.7 of the tariff (collectively the "covered services"); (2) beginning April 1, 2005, through December 31, 2009, no provider of covered services may provide, and no purchaser of such services may obtain, covered services in the same contract with services other than those that originate or terminate in the market, if the covered services in the contract represent more than 5 percent of such contract's total value; and (3) revenues collected hereunder (less costs) for calendar years 2005 through 2009 shall be used to support and expand the network in the market.
(b) Effective on the date of enactment of this Act: (1) the conditions described in FCC 95-334 and the related conditions imposed in FCC 94-116, FCC 95-427, and FCC 96-485; and (2) all pending proceedings relating to the tariff, shall terminate. Thereafter, the State regulatory commission with jurisdiction over the market shall treat all interexchange carriers serving the market the same with respect to the provision of intrastate services, with the goal of reducing regulation, and shall not require such carriers to file reports based on the Uniform System of Accounts. (c) Any provider may file to enforce this section (including damages and injunctive relief) before the FCC (whose final order may be appealed under 47 U.S.C. 402(a)) or under 47 U.S.C. 207 if the FCC fails to issue a final order within 90 days of a filing. Nothing herein shall affect rate integration, carrier-of-last-resort obligations of any carrier or its successor, or the purchase of covered services by any rural telephone company (as defined in 47 U.S.C. 153(37)), or an affiliate under its control, for its provision of retail interstate interexchange services originating in the market.

                           *** CONFIDENTIAL TREATMENT
                                                                       Exhibit 2

                         Tariff 11 Rates and Definitions

1.   Rate Elements:

                         Rate Element                   Charge Per Minute
               ----------------------------------   -------------------------
               CONUS/Alaska Transport                          $***

               Non-Bush Switching                              $***

               Bush Switching                                  $***

               Bush Switching                                  $***

               Intra-Alaska Non-Bush Transport                 $***

               Intra-Alaska Bush Transport                     $***

               LEC Interstate Access                            ***

               Toll Free Query Charges                          ***

2.   Non-Bush Locations:

               Adak                       Fairbanks                   Ninilchik
               Anchorage                  Fort Richardson             North Pole
               Big Lake                   Fort Wainwright             Palmer
               Bird Creek                 Girdwood                    Seldovia
               Chugiak                    Homer                       Seward
               Cordova                    Hope                        Sitka
               Deadhorse                  Juneau                      Soldotna
               Douglas                    Kenai                       Unalaska
               Eagle River                Ketchikan                   Valdez
               Eielson AFB                Kodiak                      Wasilla
               Elmendorf AFB              N. Kenai                    Willow

3.   Definitions:

          CONUS/Anchorage Transport: The rate element charged to transport a Minute of Use (MOU) from the Portland Point of Interconnection (POI) to the Anchorage Switch. An interexchange carrier (IXC) may purchase dedicated transport from their lower 48 location to Anchorage. If a carrier purchase dedicated transport, then a dedicated charge would apply in lieu of the CONUS/Alaska transport rate element.

          Non-Bush Switching: The rate element charged to switch a MOU when an interstate switched voice call originates or terminates to an Alaska location listed above in "Non-Bush Locations" .

          Bush Switching: The rate element charged to switch a MOU when an interstate switched voice call originates or terminates to an Alaska location NOT listed above in "Non-Bush Locations".

          Intra-Alaska Non-Bush Transport: The rate element charged to transport a MOU when an interstate switched voice call originates or terminates to an Alaska location listed above in "Non-Bush Locations".

          Intra-Alaska Bush Transport: The rate element charged to transport a MOU when an interstate switched voice call originates or terminates to an Alaska location NOT listed above in "Non-Bush Locations".

          LEC Interstate Access: The rate element charged to originate or terminate an interstate switched voice call to a Local Exchange Carriers (LEC) end office switch. This element is not specifically defined in Alascom FCC Tariff No. 11. This element varies depending on LEC tariff and must be added to determine the complete per minute rate for Alaska interstate switched voice service.

          Toll Free Query Charges: The rate element charged to perform the necessary SS7 look-up to determine the carrier of toll free calls originating from Alaska LEC end offices. This is a per call charge assessed at a pass though from the LEC tariff.

                           *** CONFIDENTIAL TREATMENT

                                                                       EXHIBIT 3
                           LEC Interstate Access Rates

                                                                               LEC
                             Rate                                             ACCESS
  NXX      OCN     Remote    Band       LOC NAME             SWITCH            RATE
--------- ------- --------- ------- ------------------ -------------------- -----------
661       3001                8     ANATVKPASS         AKPSAKXADS1              ***
--------- ------- --------- ------- ------------------ -------------------- -----------
633       3001                8     ATKASUK            ATKSAKXADS1              ***
--------- ------- --------- ------- ------------------ -------------------- -----------
852       3001                8     BARROW             BRRWAKXADS1              ***
--------- ------- --------- ------- ------------------ -------------------- -----------
640       3001                8     KAKTOVIK           KKTVAKXADS1              ***
--------- ------- --------- ------- ------------------ -------------------- -----------
480       3001                8     NUIQSUT            NUSTAKXADS1              ***
--------- ------- --------- ------- ------------------ -------------------- -----------
368       3001                8     POINT HOPE         PNHPAKXADS1              ***
--------- ------- --------- ------- ------------------ -------------------- -----------
833       3001                8     POINT LAY          PNLYAKXADS1              ***
--------- ------- --------- ------- ------------------ -------------------- -----------
763       3001                8     WAINWRIGHT         WNRTAKXADS1              ***
--------- ------- --------- ------- ------------------ -------------------- -----------
659       3001                8     DEADHORSE          DHRSAKXA659              ***
--------- ------- --------- ------- ------------------ -------------------- -----------
670       3001                8     DEADHORSE          DHRSAKXA659              ***
--------- ------- --------- ------- ------------------ -------------------- -----------